SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT

                                 AUGUST 6, 2001
                                 DATE OF REPORT
                        ---------------------------------
                        (DATE OF EARLIEST EVENT REPORTED)

                                 QUIK PIX, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           7050 VILLAGE DRIVE, SUITE F
                          BUENA PARK, CALIFORNIA 90621
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  714/522-8255
                         -------------------------------
                         (REGISTRANT'S TELEPHONE NUMBER)


     NEVADA                          0-26407                    33-0198595
---------------                   ------------               -------------------
(STATE OR OTHER                   (COMMISSION                (I.R.S. EMPLOYER
JURISDICTION OF                   FILE NUMBER)               IDENTIFICATION NO.)
                                  INCORPORATION)


ITEM  5.     OTHER  EVENTS.

     On August 6, 2001, Quik Pix, Inc. (the "Company") announced the postponement of its Annual Meeting, originally scheduled for August 7, 2001. A copy of the press release issued by the Company announcing the postponement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     99.1     Press  release  of  Quik  Pix,  Inc.,  dated  August  6,  2001.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


Quik  Pix,  Inc.


By      /s/  John  Capezzuto
   ---------------------------
             John  Capezzuto
             President


Date:  August  6,  2001.